ARTHUR ANDERSEN



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement No. 33-72330.


                                       s/ARTHUR ANDERSEN & CO.
                                       ______________________
                                        ARTHUR ANDERSEN & CO.



Roseland, New Jersey
March 30, 1994